UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2007

Semiannual Report
to Shareholders

DWS Small Cap Core Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.60%, 2.54% and 2.41% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class AARP shares converted into Class S shares on July 14, 2006.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/07
DWS Small Cap Core Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	10.88%	3.37%	9.37%	10.89%	8.72%
Class B	10.41%	2.54%	8.48%	10.00%	7.83%
Class C	10.47%	2.67%	8.57%	10.07%	7.87%
Russell 2000® Index+	11.02%	5.91%	12.00%	10.95%	10.23%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/07	$ 23.11	$ 21.65	$ 21.73
9/30/06	$ 23.27	$ 22.04	$ 22.10
Distribution Information: Six Months as of 3/31/07: Capital Gain Distributions	$ 2.67	$ 2.67	$ 2.67
Class A Lipper Rankings — Small-Cap Core Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	528	of	711	75
3-Year	469	of	546	86
5-Year	219	of	435	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Core Fund — Class A [] Russell 2000 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/07
DWS Small Cap Core Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,742	$12,329	$15,804	$21,746
	Average annual total return	-2.58%	7.23%	9.59%	8.08%
Class B	Growth of $10,000	$9,981	$12,591	$16,006	$21,253
	Average annual total return	-.19%	7.98%	9.86%	7.83%
Class C	Growth of $10,000	$10,267	$12,798	$16,154	$21,340
	Average annual total return	2.67%	8.57%	10.07%	7.87%
Russell 2000 Index+	Growth of $10,000	$10,591	$14,050	$16,811	$26,492
	Average annual total return	5.91%	12.00%	10.95%	10.23%

The growth of $10,000 is cumulative.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is 1.20% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on July 17, 2000 are derived from the historical performance of the Fund's original share class (Class AARP) of the DWS Small Cap Core Fund during such periods and have assumed the same expense structure. Any difference in expenses will affect performance. Class AARP shares merged into Class S shares on July 14, 2006.

Average Annual Total Returns as of 3/31/07
DWS Small Cap Core Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	11.06%	3.72%	9.72%	11.22%	9.03%
Russell 2000 Index+	11.02%	5.91%	12.00%	10.95%	10.23%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/07	$ 23.64
9/30/06	$ 23.71
Distribution Information: Six Months as of 3/31/07: Capital Gain Distributions	$ 2.67
Class S Lipper Rankings — Small-Cap Core Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	509	of	711	72
3-Year	451	of	546	83
5-Year	184	of	435	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Core Fund — Class S [] Russell 2000 Index+

Yearly periods ended March 31
Comparative Results as of 3/31/07
DWS Small Cap Core Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,372	$13,209	$17,021	$23,744
	Average annual total return	3.72%	9.72%	11.22%	9.03%
Russell 2000 Index+	Growth of $10,000	$10,591	$14,050	$16,811	$26,492
	Average annual total return	5.91%	12.00%	10.95%	10.23%

The growth of $10,000 is cumulative.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2006 to March 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,108.80	$ 1,104.10	$ 1,104.70	$ 1,110.60
Expenses Paid per $1,000*	$ 7.73	$ 11.80	$ 11.70	$ 5.74
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,017.60	$ 1,013.71	$ 1,013.81	$ 1,019.50
Expenses Paid per $1,000*	$ 7.39	$ 11.30	$ 11.20	$ 5.49
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Core Fund	1.47%	2.25%	2.23%	1.09%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Robert Wang and Portfolio Managers Jin Chen and Julie Abbett discuss DWS Small Cap Core Fund's performance, management strategy and the market environment during the six-month period ended March 31, 2007.

Q: How would you describe the economic and market environment over the last six months?

A: After rallying impressively since mid-year 2006, equity markets stumbled in the first quarter of 2007, particularly in February, responding in part to investors' reduced tolerance for risk in the face of slowing economic growth. Despite the weakness in early 2007, most major equity indices had positive returns for the six-month period ended March 31, 2007. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 8.49% for the period.1

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Small-cap stocks performed better than large-cap stocks for the period: The Russell 1000® Index, which measures performance of large-cap stocks, posted a return of 8.25% for the six months ended March 31, 2007, while the Russell 2000® Index, which measures performance of small-cap stocks, returned 11.02%.2 Within the small-cap category, in which this fund invests, performance of value and growth stocks was similar: The Russell 2000® Value Index had a return of 10.62%, while the Russell 2000® Growth Index returned 11.46%.3

2 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Small Cap Core Fund (Class A shares) produced a total return of 10.88% for the six months ended March 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 9 for complete performance information.) The fund underperformed its benchmark, the Russell 2000® Index, which returned 11.02% for the period, and its peer group, the Lipper Small-Cap Core Funds category, which posted an average return of 11.17%.4 The fund's performance has been affected by a trend toward better performance by stocks that do not meet this fund's criteria for quality, in terms of financial strength and earnings.

4 The Lipper Small-Cap Core Funds category is an unmanaged group of mutual funds that invest primarily In small-cap stocks. Category returns reflect the reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

Q: How is this fund managed?

A: We use a quantitative investment process that is focused on stock selection. We analyze a broad universe of stocks in an effort to find those that we believe will outperform their industry peers over time. Sector allocations are normally kept very close to the Russell 2000 Index. The universe for DWS Small Cap Core Fund includes the stocks in the Russell 2000 Index, which tracks 2,000 stocks of small US-based companies with median market capitalization of approximately $614 million.

We begin by sorting these stocks into 24 clearly defined industry groups. Next, we compare the stocks side by side within their industry groups based on nine factors that have a low correlation to one another. These include current and historical data such as valuation, a measure of how expensive a stock is; earnings growth and growth potential; and market sentiment — which help us pinpoint stock movement outside of fundamentals. By synthesizing all this information we rank stocks according to their expected performance. Our model also creates an "optimal" portfolio, suggesting which stocks should be included in the fund and which ones should be omitted, as well as proportions of individual stocks to be held. This step-by-step approach leads to a portfolio of roughly 300 to 325 stocks. Diversifying holdings among a large number of stocks reduces the risk associated with each individual stock on the portfolio as a whole.

This model makes it possible to analyze far more stocks than can most traditional active portfolio managers. Our approach combines technology and professional skill to create what we believe is the best way to reduce risk by using an objective, consistent and repeatable system to choose stocks that are attractively valued.

Q: What decisions made positive contributions to performance?

A: The three sectors in which our relative performance was best were consumer durables and apparel, health care providers and services, and telecommunication services. A top-performing stock in apparel, Perry Ellis International, Inc., reported strong fourth quarter earnings and new licensing agreements. Also positive were Gymboree Corp., which makes children's clothing and accessories, and shoe retailer DSW, Inc.

In health care equipment and services, an important contributor was Apria Healthcare Group, Inc., a provider of home health care services. Apria reported earnings that exceeded analysts' expectations for the third and fourth quarters. Also strong was Zoll Medical Corp.*, which reported better than expected earnings based on strength in sales of new defibrillator products.

* As of March 31, 2007, the position was sold.

Several positions in telecommunication services contributed to performance. Golden Telecom, Inc., a US-based company that provides telephone service in Russia, reported continued growth in its subscriber base and in revenue. Centennial Communications Corp., which provides wireless and broadband service in Puerto Rico, reported strong earnings results in January. Earnings at Alaska Communications Systems Group, Inc. benefited from growth in long distance and broadband subscribers.

Q: What were the main detractors from the fund's performance?

A: Our worst-performing sectors were energy, banks and the Internet. In the energy sector, the fund's performance was hurt by not owning some of the best-performing stocks in the index. Also, several of our energy holdings including Edge Petroleum Corp., Comstock Resources, Inc. and Clayton Williams Energy, Inc., are exploration and production companies that were hurt by volatility in the natural gas market. Edge Petroleum has been sold; the other two stocks remain in the portfolio.

Several of our holdings in the banks sector, including Sterling Bancshares, Inc., PFF Bancorp, Inc. and BankUnited Financial Corp. performed poorly on investor concerns about the profitability of their mortgage businesses in a weakening housing market. We believe that these concerns are excessive, mortgages of less creditworthy borrowers who are likely to default are relatively minor portions of these banks' portfolios, and we continue to own the stocks.

In the Internet sector, as in energy, performance was hurt by not owning some of the best-performing stocks in the index. Additionally, performance was hurt by weakness in two holdings, RealNetworks, Inc. and Sohu.com, Inc. RealNetworks reported solid earnings results, but its video and game business and growth in new subscribers were below expectations. Sohu, an Internet media company with business mainly in China, reported disappointing fourth quarter earnings. We continue to own both of these stocks, which we believe have good future prospects.

Q: What other comments do you have for shareholders?

A: We remain positive on the market, which we believe offers many opportunities to invest in small-cap companies with strong balance sheets and solid fundamentals. We will continue to utilize a balanced approach to stock selection to seek attractive investment opportunities among small-cap stocks. We believe a diversified portfolio of small-cap stocks, managed with careful attention to risk control, is an excellent equity vehicle for many investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	3/31/07	9/30/06

Common Stocks	96%	96%
Cash Equivalents	4%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/07	9/30/06

Financials	20%	22%
Consumer Discretionary	16%	15%
Information Technology	16%	16%
Industrials	14%	15%
Health Care	13%	12%
Energy	7%	6%
Materials	6%	6%
Telecommunication Services	3%	4%
Consumer Staples	3%	2%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2007 (7.3% of Net Assets)
1. Southwest Gas Corp. Purchases, transports and distributes natural gas to residential, commercial and industrial customers	0.8%
2. Dollar Thrifty Automotive Group, Inc. Operator of car rental business	0.8%
3. Pacific Capital Bancorp. Operator of a bank holding company	0.8%
4. EMCOR Group, Inc. Provider of mechanical and electrical construction services	0.7%
5. BankUnited Financial Corp. Operator of savings institutions	0.7%
6. West Pharmaceutical Services, Inc. Developer of pharmaceutical products	0.7%
7. Magellan Health Services, Inc. Coordinates and manages delivery of behavioral health care treatment	0.7%
8. CF Industries Holdings, Inc. Manufactures and distributes fertilizers	0.7%
9. Big Lots, Inc. Provider of multiline retail	0.7%
10. FirstFed Financial Corp. Holder for provider of banking services	0.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 95.7%
Consumer Discretionary 15.6%
Auto Components 1.0%
ArvinMeritor, Inc.	37,000	675,250
Sauer-Danfoss, Inc.	16,800	505,680
Tenneco, Inc.*	16,800	427,728
		1,608,658
Distributors 0.5%
Building Materials Holding Corp. (a)	34,500	624,795
Core-Mark Holding Co., Inc.*	5,200	185,536
		810,331
Diversified Consumer Services 1.5%
Coinstar, Inc.*	11,900	372,470
DeVry, Inc.	32,200	945,070
Jackson Hewitt Tax Service, Inc.	31,300	1,007,234
		2,324,774
Hotels Restaurants & Leisure 3.0%
Bob Evans Farms, Inc.	12,800	472,960
California Pizza Kitchen, Inc.*	7,300	240,097
CEC Entertainment, Inc.*	12,600	523,404
Landry's Restaurants, Inc.	14,600	432,160
LIFE TIME FITNESS, Inc.* (a)	19,200	987,072
O'Charley's, Inc.*	4,100	79,089
Pinnacle Entertainment, Inc.*	10,300	299,421
Triarc Companies, Inc. "B"	37,000	636,030
WMS Industries, Inc.*	23,400	918,216
		4,588,449
Household Durables 0.3%
Hooker Furniture Corp.	14,300	286,715
Stanley Furniture Co., Inc.	11,300	235,040
		521,755
Internet & Catalog Retail 0.1%
GSI Commerce, Inc.*	9,500	214,605
Leisure Equipment & Products 0.4%
Oakley, Inc.	34,200	688,788
Media 1.4%
Live Nation, Inc.*	7,500	165,450
Marvel Entertainment, Inc.*	30,900	857,475
Mediacom Communications Corp. "A"*	65,800	535,612
Sinclair Broadcast Group, Inc. "A"	40,800	630,360
		2,188,897
Multiline Retail 1.1%
Big Lots, Inc.*	34,700	1,085,416
The Bon-Ton Stores, Inc.	10,700	601,768
		1,687,184
Specialty Retail 4.8%
Aeropostale, Inc.*	22,200	893,105
Asbury Automotive Group, Inc.	32,100	906,825
Brown Shoe Co., Inc.	19,950	837,900
Dress Barn, Inc.*	24,300	505,683
DSW, Inc. "A"* (a)	25,000	1,055,250
Group 1 Automotive, Inc.	13,300	528,941
Gymboree Corp.*	21,900	877,533
Hot Topic, Inc.*	58,300	647,130
Payless ShoeSource, Inc.*	28,700	952,840
West Marine, Inc.*	10,500	191,205
		7,396,412
Textiles, Apparel & Luxury Goods 1.5%
Kellwood Co.	9,000	263,970
Maidenform Brands, Inc.*	33,500	772,845
Perry Ellis International, Inc.*	19,700	630,203
The Warnaco Group, Inc.*	12,100	343,640
Xerium Technologies, Inc.	35,900	287,918
		2,298,576
Consumer Staples 2.7%
Beverages 0.2%
Boston Beer Co., Inc. "A"*	6,800	226,780
Coca-Cola Bottling Co.	2,700	152,901
		379,681
Food & Staples Retailing 0.6%
Longs Drug Stores Corp.	1,400	72,296
Spartan Stores, Inc.	31,800	852,240
		924,536
Food Products 0.6%
Imperial Sugar Co. (a)	15,200	509,656
Ralcorp Holdings, Inc.*	5,800	372,940
		882,596
Personal Products 1.0%
Elizabeth Arden, Inc.*	14,200	309,844
Playtex Products, Inc.*	61,900	839,983
USANA Health Sciences, Inc.* (a)	7,700	360,899
		1,510,726
Tobacco 0.3%
Alliance One International, Inc.*	48,200	444,886
Energy 6.4%
Energy Equipment & Services 2.1%
Basic Energy Services, Inc.*	11,800	274,940
Bronco Drilling Co., Inc.* (a)	17,300	286,661
Grey Wolf, Inc.*	131,400	880,380
GulfMark Offshore, Inc.*	8,900	388,485
Hercules Offshore, Inc.*	30,700	806,182
Pioneer Drilling Co.*	40,800	517,752
Trico Marine Services, Inc.*	5,200	193,752
		3,348,152
Oil, Gas & Consumable Fuels 4.3%
Alpha Natural Resources, Inc.*	32,400	506,412
Bois d'Arc Energy, Inc.*	35,600	470,988
Brigham Exploration Co.*	27,800	172,916
Callon Petroleum Co.*	54,000	732,780
Clayton Williams Energy, Inc.*	18,400	522,008
Comstock Resources, Inc.*	32,500	889,850
Encore Aquisition Co.*	35,100	849,069
NGP Capital Resources Co.	2,500	39,525
Swift Energy Co.*	21,000	877,170
USEC, Inc.*	48,800	793,000
Whiting Petroleum Corp.*	21,200	835,492
		6,689,210
Financials 18.9%
Capital Markets 1.5%
Apollo Investment Corp.	48,421	1,036,209
MCG Capital Corp.	33,800	634,088
Waddell & Reed Financial, Inc. "A"	27,600	643,632
		2,313,929
Commercial Banks 3.5%
Alabama National BanCorp.	1,600	113,296
BancFirst Corp.	900	41,715
Center Financial Corp.	23,300	460,641
Central Pacific Financial Corp.	2,700	98,739
Citizens Banking Corp.	2,400	53,184
City Holding Co.	6,300	254,835
First Financial Bankshares, Inc.	1,266	52,944
First Midwest Bancorp., Inc.	5,400	198,450
Hancock Holding Co.	3,200	140,736
Hanmi Financial Corp.	13,900	264,934
IBERIABANK Corp.	1,600	89,056
Pacific Capital Bancorp.	37,000	1,188,440
Sterling Bancshares, Inc.	53,100	593,658
Sterling Financial Corp.	24,500	764,155
Taylor Capital Group, Inc.	16,500	577,500
Trustmark Corp.	9,400	263,576
Umpqua Holdings Corp.	8,700	232,899
		5,388,758
Consumer Finance 0.7%
Advanta Corp. "B"	2,700	118,368
Cash America International, Inc.	10,700	438,700
EZCORP, Inc. "A"*	16,000	235,680
United PanAm Financial Corp.*	25,500	318,750
		1,111,498
Insurance 1.8%
Great American Financial Resources, Inc.	7,800	190,944
LandAmerica Financial Group, Inc.	7,700	569,107
Navigators Group, Inc.*	3,600	180,612
NYMAGIC, Inc.	9,700	396,245
Safety Insurance Group, Inc.	6,700	268,804
Seabright Insurance Holdings*	41,000	754,400
Selective Insurance Group, Inc.	12,800	325,888
Stewart Information Services Corp.	3,000	125,370
		2,811,370
Real Estate Investment Trusts 7.3%
Alexandria Real Estate Equities, Inc. (REIT)	6,100	612,257
American Home Mortgage Investment Corp. (REIT) (a)	8,600	232,114
Anthracite Capital, Inc. (REIT)	12,800	153,600
BioMed Realty Trust, Inc. (REIT)	14,300	376,090
Cousins Properties, Inc. (REIT)	12,500	410,750
Crescent Real Estate Equities Co. (REIT)	7,400	148,444
EastGroup Properties, Inc. (REIT)	5,400	275,562
Entertainment Properties Trust (REIT)	1,200	72,300
Equity Lifestyle Properties, Inc. (REIT)	6,200	334,862
Equity One, Inc. (REIT)	17,500	463,750
First Industrial Realty Trust, Inc. (REIT)	11,400	516,420
Glimcher Realty Trust (REIT)	13,200	356,664
Healthcare Realty Trust, Inc. (REIT)	10,800	402,840
Highwoods Properties, Inc. (REIT)	14,000	552,860
Home Properties, Inc. (REIT)	8,800	464,728
LaSalle Hotel Properties (REIT)	6,400	296,704
Lexington Realty Trust (REIT)	4,800	101,424
National Health Investors, Inc. (REIT)	4,400	137,896
National Retail Properties, Inc. (REIT)	9,300	224,967
Nationwide Health Properties, Inc. (REIT)	18,000	562,680
Newcastle Investment Corp. (REIT)	17,400	482,502
Pennsylvania Real Estate Investment Trust (REIT)	9,000	398,970
Potlatch Corp. (REIT)	13,100	599,718
PS Business Parks, Inc. (REIT)	600	42,312
RAIT Investment Trust (REIT)	15,700	438,658
Realty Income Corp. (REIT)	14,000	394,800
Redwood Trust, Inc. (REIT)	6,400	333,952
Sovran Self Storage, Inc. (REIT)	8,100	448,821
Strategic Hotels & Resorts, Inc. (REIT)	2,700	61,749
Sun Communities, Inc. (REIT)	9,400	291,588
Sunstone Hotel Investors, Inc. (REIT)	8,600	234,436
Tanger Factory Outlet Centers, Inc. (REIT)	10,800	436,212
Washington Real Estate Investment Trust (REIT)	12,300	460,266
		11,320,896
Thrifts & Mortgage Finance 4.1%
BankUnited Financial Corp. "A"	52,000	1,102,920
Clayton Holdings, Inc.*	16,800	257,712
Corus Bankshares, Inc. (a)	60,100	1,025,306
First Niagara Financial Group, Inc.	3,800	52,858
FirstFed Financial Corp.* (a)	19,000	1,079,770
Franklin Bank Corp.*	19,000	339,530
MAF Bancorp., Inc.	2,300	95,082
Ocwen Financial Corp.*	66,200	851,994
PFF Bancorp., Inc.	28,850	875,021
TierOne Corp.	11,800	319,072
WSFS Financial Corp.	6,900	444,912
		6,444,177
Health Care 12.2%
Biotechnology 1.0%
Digene Corp.*	15,900	674,319
OSI Pharmaceuticals, Inc.*	18,300	603,900
Trimeris, Inc.* (a)	30,900	212,592
		1,490,811
Health Care Equipment & Supplies 1.8%
CONMED Corp.*	6,600	192,918
HealthTronics, Inc.*	90,600	488,334
Integra LifeSciences Holdings*	22,400	1,020,992
West Pharmaceutical Services, Inc.	23,700	1,100,391
		2,802,635
Health Care Providers & Services 5.4%
Alliance Imaging, Inc.*	68,700	599,751
Apria Healthcare Group, Inc.*	33,400	1,077,150
Centene Corp.*	30,400	638,096
CorVel Corp.*	17,900	541,475
Gentiva Health Services, Inc.*	38,500	776,545
Healthspring, Inc.*	36,300	854,865
inVentiv Health, Inc.*	11,000	421,190
Kindred Healthcare, Inc.*	31,900	1,045,682
Landauer, Inc.	2,900	146,392
LHC Group, Inc.*	18,000	583,740
Magellan Health Services, Inc.*	26,100	1,096,200
MedCath Corp.*	23,800	649,740
National Healthcare Corp.	1,400	71,372
		8,502,198
Health Care Technology 0.3%
TriZetto Group, Inc.*	21,000	420,210
Life Sciences Tools & Services 1.1%
Bruker BioSciences Corp.*	5,300	55,756
Illumina, Inc.*	23,700	694,410
Kendle International, Inc.*	16,200	575,424
Pharmanet Development Group, Inc.*	15,800	410,800
		1,736,390
Pharmaceuticals 2.6%
Caraco Pharmaceutical Laboratories Ltd.*	13,400	163,212
Medicines Co.*	28,900	724,812
Noven Pharmaceuticals, Inc.*	26,000	603,200
Pain Therapeutics, Inc.*	68,900	540,176
POZEN, Inc.*	9,700	143,075
Sciele Pharma, Inc.*	28,600	677,248
Valeant Pharmaceuticals International	41,800	722,722
ViroPharma, Inc.*	34,400	493,640
		4,068,085
Industrials 13.9%
Aerospace & Defense 1.0%
Orbital Sciences Corp.*	42,200	790,828
United Industrial Corp.	14,200	783,840
		1,574,668
Air Freight & Logistics 0.4%
ABX Air, Inc.*	83,100	569,235
Airlines 0.6%
Alaska Air Group, Inc.*	24,900	948,690
Building Products 0.6%
American Woodmark Corp.	19,900	731,524
Builders FirstSource, Inc.*	10,700	171,949
		903,473
Commercial Services & Supplies 4.7%
ABM Industries, Inc.	32,200	849,758
Administaff, Inc.	16,600	584,320
American Reprographics Co.*	25,800	794,382
Casella Waste Systems, Inc. "A"*	8,400	81,984
Clean Harbors, Inc.*	14,500	655,690
Deluxe Corp.	30,200	1,012,606
Diamond Management & Technology Consultants, Inc.	50,300	588,007
Heidrick & Struggles International, Inc.*	18,100	876,945
IHS, Inc. "A"*	2,000	82,220
Kforce, Inc.*	12,000	165,240
Layne Christensen Co.*	24,000	874,080
McGrath Rentcorp.	13,900	440,213
Viad Corp.	9,800	378,280
		7,383,725
Construction & Engineering 2.0%
EMCOR Group, Inc.*	19,200	1,132,416
Granite Construction, Inc.	18,700	1,033,362
Perini Corp.*	23,300	858,838
		3,024,616
Electrical Equipment 0.5%
Acuity Brands, Inc.	900	48,996
II-VI, Inc.*	22,000	744,700
		793,696
Industrial Conglomerates 0.1%
Tredegar Corp.	9,600	218,784
Machinery 2.1%
Accuride Corp.*	67,800	989,880
Freightcar America, Inc.	19,700	948,949
Nordson Corp.	8,400	390,264
Wabtec Corp.	28,600	986,414
		3,315,507
Road & Rail 1.8%
Dollar Thrifty Automotive Group, Inc.*	24,000	1,224,960
Marten Transport Ltd.*	14,900	236,612
U.S. Xpress Enterprises, Inc. "A"*	36,300	626,538
USA Truck, Inc.*	45,600	708,624
		2,796,734
Trading Companies & Distributors 0.1%
Electro Rent Corp.*	12,800	184,320
Information Technology 15.1%
Communications Equipment 1.8%
C-COR, Inc.*	42,300	586,278
Dycom Industries, Inc.*	32,600	849,556
InterDigital Communications Corp.*	26,000	823,420
MasTec, Inc.*	44,400	488,844
		2,748,098
Computers & Peripherals 0.4%
Komag, Inc.* (a)	21,200	693,876
Electronic Equipment & Instruments 2.6%
Agilysys, Inc.	22,600	507,822
Daktronics, Inc.	20,300	557,032
Itron, Inc.*	12,700	826,008
KEMET Corp.*	69,300	530,145
Littelfuse, Inc.*	20,700	840,420
Paxar Corp.*	26,000	746,200
		4,007,627
Internet Software & Services 2.7%
aQuantive, Inc.*	20,200	563,782
DealerTrack Holdings, Inc.*	12,100	371,712
InfoSpace, Inc.*	16,800	431,256
Internap Network Services Corp.*	29,800	469,350
j2 Global Communications, Inc.*	18,200	504,504
RealNetworks, Inc.*	45,900	360,315
Sohu.com, Inc.*	16,200	347,166
United Online, Inc.	11,200	157,136
ValueClick, Inc.*	21,000	548,730
Websense, Inc.*	17,200	395,428
		4,149,379
IT Services 0.4%
ManTech International Corp. "A"*	19,500	651,495
Semiconductors & Semiconductor Equipment 3.4%
Actel Corp.*	36,800	607,936
AMIS Holdings, Inc.*	54,200	593,490
Asyst Technologies, Inc.*	82,000	576,460
Intevac, Inc.*	20,000	527,400
Micrel, Inc.*	44,400	489,288
MIPS Technologies, Inc.*	58,800	525,084
OmniVision Technologies, Inc.* (a)	45,700	592,272
RF Micro Devices, Inc.*	102,200	636,706
Tessera Technologies, Inc.*	21,300	846,462
		5,395,098
Software 3.8%
Advent Software, Inc.*	22,700	791,549
Aspen Technology, Inc.*	58,400	759,200
Blackbaud, Inc.	31,500	769,230
Manhattan Associates, Inc.*	28,100	770,783
MicroStrategy, Inc. "A"*	6,000	758,340
Smith Micro Software, Inc.*	27,300	508,599
SPSS, Inc.*	20,200	729,220
Ultimate Software Group, Inc.*	31,000	811,890
		5,898,811
Materials 5.9%
Chemicals 2.9%
CF Industries Holdings, Inc.	28,300	1,090,965
Ferro Corp.	10,000	216,100
Georgia Gulf Corp.	41,100	666,231
Pioneer Companies, Inc.*	22,600	624,664
PolyOne Corp.*	98,500	600,850
Spartech Corp.	31,400	921,276
Tronox, Inc. "B"	28,000	391,440
		4,511,526
Containers & Packaging 0.9%
Greif, Inc. "A"	8,800	977,768
Rock-Tenn Co. "A"	11,900	395,080
		1,372,848
Metals & Mining 1.6%
Cleveland-Cliffs, Inc.	14,700	940,947
Metal Management, Inc.	16,200	748,440
NN, Inc.	31,000	387,190
Stillwater Mining Co.*	30,700	389,583
		2,466,160
Paper & Forest Products 0.5%
Buckeye Technologies, Inc.*	62,000	804,760
Deltic Timber Corp.	900	43,164
		847,924
Telecommunication Services 2.9%
Diversified Telecommunication Services 2.0%
Alaska Communications Systems Group, Inc. (a)	62,700	924,825
CT Communications, Inc.	26,100	629,010
General Communication, Inc. "A"*	14,100	197,400
Golden Telecom, Inc.	16,200	897,156
Premiere Global Services, Inc.*	8,700	97,614
Time Warner Telecom, Inc. "A"*	16,600	344,782
		3,090,787
Wireless Telecommunication Services 0.9%
Centennial Communications Corp.*	74,700	614,781
USA Mobility, Inc.	41,800	833,074
		1,447,855
Utilities 2.1%
Electric Utilities 0.4%
IDACORP, Inc.	20,200	683,568
Gas Utilities 1.1%
Piedmont Natural Gas Co., Inc.	3,300	87,054
South Jersey Industries, Inc.	5,200	197,860
Southwest Gas Corp.	33,200	1,290,484
The Laclede Group, Inc.	3,000	93,240
		1,668,638
Multi-Utilities 0.6%
PNM Resources, Inc.	27,700	894,713
Total Common Stocks (Cost $138,936,780)		149,161,024
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Bills:
4.97%**, 4/19/2007 (b)	277,000	276,312
5.06%**, 4/19/2007 (b)	20,000	19,949
Total US Treasury Obligations (Cost $296,261)		296,261
	Shares	Value ($)

Securities Lending Collateral 4.4%
Daily Assets Fund Institutional, 5.35% (c) (d) (Cost $6,987,400)	6,987,400	6,987,400

Cash Equivalents 4.3%
Cash Management QP Trust, 5.33% (e) (Cost $6,677,775)	6,677,775	6,677,775
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $152,898,216)+	104.6	163,122,460
Other Assets and Liabilities, Net	(4.6)	(7,236,514)
Net Assets	100.0	155,885,946
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $153,026,752. At March 31, 2007, net unrealized appreciation for all securities based on tax cost was $10,095,708. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,067,919 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,972,211.
(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at March 31, 2007 amounted to $6,822,850 which is 4.4% of net assets.
(b) At March 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At March 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
Russell 2000 Index	6/14/2007	17	6,679,139	6,868,000	188,861

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $139,233,041) — including $6,822,850 of securities loaned	$ 149,457,285
Investment in Daily Assets Fund Institutional (cost $6,987,400)*	6,987,400
Investment in Cash Management QP Trust (cost $6,677,775)	6,677,775
Total investments in securities, at value (cost $152,898,216)	163,122,460
Cash	660,094
Receivable for Fund shares sold	22,617
Receivable for investments sold	146,169
Dividends receivable	165,793
Receivable for daily variation margin on open futures contracts	31,450
Interest receivable	35,913
Other assets	32,741
Total assets	164,217,237
Liabilities
Payable upon return of securities loaned	6,987,400
Payable for Fund shares redeemed	221,817
Payable for investments purchased	796,263
Accrued management fee	86,564
Other accrued expenses and payables	239,247
Total liabilities	8,331,291
Net assets, at value	$ 155,885,946
Net Assets
Net assets consist of: Undistributed net investment income	136,912
Net unrealized appreciation (depreciation) on: Investments	10,224,244
Futures	188,861
Accumulated net realized gain (loss)	12,023,917
Paid-in capital	133,312,012
Net assets, at value	$ 155,885,946
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($12,502,478 ÷ 540,988 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.11
Maximum offering price per share (100 ÷ 94.25 of $23.11)	$ 24.52

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,065,279 ÷ 141,553 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.65

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,604,944 ÷ 73,866 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.73
Class S Net Asset Value, offering and redemption price(a) per share ($138,713,245 ÷ 5,867,125 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.64
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $322)	$ 872,828
Interest — Cash Management QP Trust	129,370
Interest	7,043
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	42,786
Total Income	1,052,027
Expenses: Management fee	527,658
Administration fee	79,347
Services to shareholders	149,170
Custodian fee	11,202
Distribution service fees	38,233
Auditing	25,951
Legal	27,889
Trustees' fees and expenses	13,183
Reports to shareholders	34,068
Registration fees	23,000
Other	6,570
Total expenses before expense reductions	936,271
Expense reductions	(21,156)
Total expenses after expense reductions	915,115
Net investment income (loss)	136,912
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	15,227,607
Futures	168,143
15,395,750
Net unrealized appreciation (depreciation) during the period on: Investments	970,185
Futures	166,378
1,136,563
Net gain (loss) on investment transactions	16,532,313
Net increase (decrease) in net assets resulting from operations	$ 16,669,225

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006
Operations: Net investment income (loss)	$ 136,912	$ (102,429)
Net realized gain (loss) on investment transactions	15,395,750	13,219,091
Net unrealized appreciation (depreciation) during the period on investment transactions	1,136,563	(4,080,856)
Net increase (decrease) in net assets resulting from operations	16,669,225	9,035,806
Distributions to shareholders from: Net realized gains: Class A	(1,293,934)	(1,668,131)
Class B	(333,951)	(368,683)
Class C	(195,311)	(214,848)
Class AARP	—	(8,445,131)
Class S	(14,694,682)	(13,445,830)
Fund share transactions: Proceeds from shares sold	6,233,110	19,662,636
Reinvestment of distributions	16,020,507	23,383,212
Cost of shares redeemed	(21,523,736)	(57,050,433)
Redemption fees	1,031	3,834
Net increase (decrease) in net assets from Fund share transactions	730,912	(14,000,751)
Increase (decrease) in net assets	882,259	(29,107,568)
Net assets at beginning of period	155,003,687	184,111,255
Net assets at end of period (including undistributed net investment income of $136,912 at March 31, 2007)	$ 155,885,946	$ 155,003,687

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.27	$ 25.70	$ 24.87	$ 21.43	$ 16.02	$ 16.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.08)[d]	(.16)	(.15)	(.05)	(.08)
Net realized and unrealized gain (loss) on investment transactions	2.52	1.05	4.10	4.29	5.46	.06
Total from investment operations	2.51	.97	3.94	4.14	5.41	(.02)
Less distributions from: Net realized gain on investment transactions	(2.67)	(3.40)	(3.11)	(.70)	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 23.11	$ 23.27	$ 25.70	$ 24.87	$ 21.43	$ 16.02
Total Return (%)[c]	10.88**	4.41[d]	16.45	19.45	33.77	(.12)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	12	12	13	5	1
Ratio of expenses (%)	1.47*	1.57	1.50	1.50	1.42	1.48
Ratio of net investment income (loss) (%)	(.14)*	(.37)[d]	(.63)	(.62)	(.25)	(.44)
Portfolio turnover rate (%)	189*	205	198	186	164	146
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.04	$ 24.70	$ 24.20	$ 21.03	$ 15.85	$ 16.01
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.25)[e]	(.36)	(.33)	(.19)	(.22)
Net realized and unrealized gain (loss) on investment transactions	2.37	.99	3.97	4.20	5.37	.06
Total from investment operations	2.28	.74	3.61	3.87	5.18	(.16)
Less distributions from: Net realized gain on investment transactions	(2.67)	(3.40)	(3.11)	(.70)	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 21.65	$ 22.04	$ 24.70	$ 24.20	$ 21.03	$ 15.85
Total Return (%)[c]	10.41d**	3.58[d,e]	15.50[d]	18.47[d]	32.68	(1.00)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	3	2.9
Ratio of expenses before expense reductions (%)	2.40*	2.39	2.38	2.32	2.25	2.28
Ratio of expenses after expense reductions (%)	2.25*	2.38	2.35	2.31	2.25	2.28
Ratio of net investment income (loss) (%)	(.92)*	(1.18)[e]	(1.48)	(1.43)	(1.08)	(1.24)
Portfolio turnover rate (%)	189*	205	198	186	164	146
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.10	$ 24.74	$ 24.21	$ 21.04	$ 15.85	$ 16.01
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.22)[d]	(.35)	(.33)	(.20)	(.22)
Net realized and unrealized gain (loss) on investment transactions	2.39	.98	3.99	4.20	5.39	.06
Total from investment operations	2.30	.76	3.64	3.87	5.19	(.16)
Less distributions from: Net realized gain on investment transactions	(2.67)	(3.40)	(3.11)	(.70)	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 21.73	$ 22.10	$ 24.74	$ 24.21	$ 21.04	$ 15.85
Total Return (%)[c]	10.47**	3.70[d]	15.54	18.51	32.74	(1.00)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	1.9		.1
Ratio of expenses (%)	2.23*	2.27	2.30	2.28	2.21	2.26
Ratio of net investment income (loss) (%)	(.90)*	(1.07)[d]	(1.43)	(1.40)	(1.04)	(1.22)
Portfolio turnover rate (%)	189*	205	198	186	164	146
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 23.71	$ 26.04	$ 25.10	$ 21.56	$ 16.08	$ 16.05
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.01[d]	(.07)	(.08)	(.01)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.57	1.06	4.12	4.32	5.49	.06
Total from investment operations	2.60	1.07	4.05	4.24	5.48	.03
Less distributions from: Net realized gain on investment transactions	(2.67)	(3.40)	(3.11)	(.70)	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 23.64	$ 23.71	$ 26.04	$ 25.10	$ 21.56	$ 16.08
Total Return (%)	11.06c**	4.82[c,d]	16.72	19.80	34.08	.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	139	138	101	77	52	41
Ratio of expenses before expense reductions (%)	1.12*	1.19	1.14	1.20	1.21	1.21
Ration of expenses after expense reductions (%)	1.09*	1.17	1.14	1.20	1.21	1.21
Ratio of net investment income (loss) (%)	.24*	.03[d]	(.27)	(.32)	(.04)	(.17)
Portfolio turnover rate (%)	189*	205	198	186	164	146
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.001 per share. Excluding this non-recurring income, total return would have remained the same.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Small Cap Core Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from October 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days was assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. At the fiscal year end of the Fund, distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the six months ended March 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $147,943,929 and $164,342,944, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.615%
Over $1.0 billion of such net assets	.565%

Accordingly, for the six months ended March 31, 2007, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.665% of the Fund's average daily net assets.

For the period from October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class B	2.25%
Class C	2.25%
Class S	1.09%

Administration Fee. Pursuant to an Administrative Service Agreement with the Advisor, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2007, the Advisor received an Administration Fee of $79,347, of which $13,123 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, and C shares. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The new transfer agency agreement is identical in substance to the current transfer agency agreement for the Fund, except for the named transfer agent. For the six months ended March 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2007
Class A	$ 17,238	$ —	$ 8,930
Class B	6,623	2,218	3,263
Class C	1,713	—	1,713
Class S	109,593	18,925	76,521
	$ 135,167	$ 21,143	$ 90,427

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS-Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2007
Class B	$ 11,394	$ 1,942
Class C	6,311	972
	$ 17,705	$ 2,914

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2007	Annualized Effective Rate
Class A	$ 14,888	$ 3,442.24%
Class B	3,653	991.24%
Class C	1,987	577.24%
	$ 20,528	$ 5,010

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2007 aggregated $1,430.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the six months ended March 31, 2007, the CDSC for Class B and C shares aggregated $2,475 and $10, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2007, DWS-SDI received $15 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,840, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2007, the Fund's custodian fees were reduced by $13 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	157,313	$ 3,646,367	190,710	$ 4,607,031
Class B	17,447	386,116	43,209	979,330
Class C	11,360	250,520	31,414	720,601
Class AARP*	—	—	179,825	4,376,116
Class S	81,307	1,950,107	360,578	8,979,558
		$ 6,233,110		$ 19,662,636
Shares issued to shareholders in reinvestment of distributions
Class A	55,164	$ 1,262,701	73,083	$ 1,622,483
Class B	14,904	320,434	16,141	341,555
Class C	7,636	164,718	8,007	169,670
Class AARP*	—	—	358,268	8,061,031
Class S	610,202	14,272,654	584,855	13,188,473
		$ 16,020,507		$ 23,383,212
Shares redeemed
Class A	(192,650)	$ (4,567,744)	(217,499)	$ (5,116,739)
Class B	(22,615)	(513,350)	(36,822)	(836,276)
Class C	(23,378)	(514,495)	(21,912)	(487,990)
Class AARP*	—	—	(522,080)	(12,736,642)
Class S	(654,249)	(15,928,147)	(1,570,578)	(37,872,786)
		$ (21,523,736)		$ (57,050,433)
Shares converted*
Class AARP	—	—	(2,572,571)	(57,695,941)
Class S	—	—	2,566,506	57,695,941
		$ —		$ —
Redemption fees		$ 1,031		$ 3,834
Net increase (decrease)
Class A	19,827	$ 341,324	46,294	$ 1,112,786
Class B	9,736	193,200	22,528	484,844
Class C	(4,382)	(99,257)	17,509	402,282
Class AARP*	—	—	(2,556,558)	(57,994,931)
Class S	37,260	295,645	1,941,361	41,994,268
		$ 730,912		$ (14,000,751)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly in October 2006, the Fund received $5,833 from the Advisor for its settlement portion, which is equivalent to $0.001 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZCAX	SZCBX	SZCCX
CUSIP Number	23338J 681	23338J 673	23338J 665
Fund Number	439	639	739
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SSLCX
Fund Number	2339

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Core Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007